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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  JUNE 27, 1996
                                                          ---------------

                      NELLCOR PURITAN BENNETT INCORPORATED
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             (Exact name of registrant as specified in its charter)


          DELAWARE                              0-14980                          94-278249
- --------------------------------          ---------------------         ----------------------------
 (State or other jurisdiction of          (Commission File No.)         (IRS Employer Identification
        incorporation)                                                             No.)
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               4280 HACIENDA DRIVE, PLEASANTON, CALIFORNIA 94588
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (510) 463-4000
                                                           ---------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 27, 1996, the Registrant completed the acquisition of Infrasonics, Inc., a California corporation ("Infrasonics"). The acquisition of Infrasonics was consummated pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of May 14, 1996, pursuant to which Infrasonics was merged with and into Registrant (the "Merger"). In the Merger, approximately
1,282,683 shares (2,565,367 post-split) of the Registrant's common stock (not including 67,097 shares (134,193 post-split) issuable under outstanding options) were issued to the former stockholders of Infrasonics, reflecting an exchange ratio of .120 of one share of the Registrant's common stock for each outstanding share of Infrasonics' common stock. The Merger was structured as a tax free reorganization and is intended to be accounted for as a pooling of interests.

         A press release regarding the acquisition is attached hereto as
Exhibit 20.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a.       Financial Statements of Infrasonics.

         Incorporated herein by reference to (a) Item 8 of Infrasonics' Annual
         Report on Form 10-K for the year ended June 30, 1995; (b) pages 2-6 of
         Infrasonics' Quarterly Report on Form 10-Q for the quarter ended
         September 30, 1995; (c) pages 2-6 of Infrasonics' Quarterly Report on
         Form 10-Q for the quarter ended December 31, 1995; and (d) pages 2-7 of Infrasonics' Quarterly Report on Form 10-Q for the quarter ended
         March 31, 1996.

b.       Pro Forma Financial Information.

         Incorporated herein by reference to pages 51-54 of the Registrant's
         Registration Statement on Form S-4 (File No. 333-04683).

c.       Exhibits


Exhibit No.      Document
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
   2.1           Amended and Restated Agreement and Plan of Merger, dated as of
                 May 14, 1996, by and between Nellcor Puritan Bennett Incorporated and Infrasonics, Inc. (incorporated by reference to Annex A included in the Joint Proxy Statement/Prospectus forming a part of the
                 Registrant's Registration Statement on Form S-4 (File No. 333-04683)).
   20.1          Press Release issued by the Registrant on June 27, 1996.
   23.1          Consent of Ernst & Young, LLP
   99.1          Financial Statements of Infrasonics, Inc.
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                 Incorporated herein by reference to (a) Item 8 of Infrasonics'
                 Annual Report on Form 10-K for the year ended June 30, 1995;
                 (b) pages 2-6 of Infrasonics' Quarterly Report on Form 10-Q for the quarter ended September 30, 1995; (c) pages 2-6 of
                 Infrasonics' Quarterly Report on Form 10-Q for the quarter ended December 31, 1995; and (d) pages 2-7 of Infrasonics'
                 Quarterly Report on Form 10-Q for the quarter ended March 31,
                 1996.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NELLCOR PURITAN BENNETT
                                           INCORPORATED



                                           By:    /s/ Laureen DeBuono
                                               ----------------------------
                                                      Laureen DeBuono
                                               Executive Vice President, Human
                                               Resources, General Counsel and
                                               Secretary


Date:  June 27, 1996